Semiannual Report March 31, 2001
Oppenheimer Global Growth & Income Fund

REPORT HIGHLIGHTS

CONTENTS

1	President's Letter

3	An Interview with Your Fund's Manager

9	Financial Statements

30	Officers and Trustees

Fund Objective

Oppenheimer Global Growth & Income Fund seeks capital appreciation consistent with preservation of principal, while providing current income.

Cumulative Total Returns*

For the Six-Month Period Ended 3/31/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	–20.77%	–25.33%

Class B	–21.06	–24.89

Class C	–21.05	–21.81

For the Period from 2/1/01 to 3/31/01

Class Y	–18.80%

Average Annual Total Returns*

	Without	With
	Sales Chg.	Sales Chg.

Class A	–29.76%	–33.80%

Class B	–30.29	–33.68

Class C	–30.30	–30.97

*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
President
Oppenheimer
Global Growth &
Income Fund

Dear Shareholder,

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care.” While perhaps less trying for some than 2000, this year is proving to be a time when patience and prudence will best serve investors.

      The lessons provided by a volatile and difficult market have reinforced many of the basic investment principles we have discussed in this letter from time to time. Over the past year, market volatility has been a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, the markets have confirmed that rather than chasing investment fads, relying on sound business fundamentals is a better way to try to achieve investment success over the long term.

      As we look forward, we are optimistic, with some reservations. Our reserve arises from the fact that the U.S. economy has been growing only moderately during 2001. Yet our optimism stems from reassuring signs, such as the Federal Reserve Board’s cuts of key short-term interest rates. These rate cuts, combined with the possibility of a federal income tax cut, may help stimulate the economy.

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as those issued by the U.S. Government, but may have a negative effect on credit-sensitive corporate bonds.

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying

1 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

PRESIDENT’S LETTER

the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements in the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
April 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Management
Team (l to r)
Frank Jennings
(Portfolio Manager)
William Wilby
George Evans

How did Oppenheimer Global Growth & Income Fund perform during the six months that ended March 31, 2001?

A. The Fund’s performance proved disappointing over the past six months, as downward momentum punished stocks in a number of global markets. This was particularly true of technology and telecommunications stocks, many of which were pummeled in the market without regard for their individual merits. As long-term investors, however, we remained focused on quality companies in those areas because, in our view, they are capable of delivering substantial growth over time. We are pleased that the Fund’s Class A shares, at March 31, 2001, were rated five stars (*****) overall by Morningstar for the 10-year period among 157 international equity funds.1

What was behind the “downward momentum” in global markets?

Because the United States is the largest economy in the world, its well documented slowdown in economic growth was felt globally. Although the market’s reaction may have been driven by undue emotion, key drivers of economic growth—such as technology and telecommunications—did in fact falter. In addition, a steady stream of bad news, including the threat of recession in the United States, rising energy prices and waning consumer confidence, did little to calm the nerves of agitated investors both at home and abroad.

1. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star rating is the combined 3-, 5- and 10-year ratings for a fund or class and is subject to change monthly. The Fund’s Class A shares are rated 5 stars (3-year) , 5 stars (5-year) and 5 stars (10-year) among 1,292, 808 and 157 international equity funds, respectively, for the periods that ended 3/31/01.

3 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

“We remain long-term believers in our holdings and have used lower stock prices to add to positions we favor.”

      Perhaps the most telling sign of negative sentiment was the increasing incidence of lower corporate earnings. Because stock prices tend to move in the same direction as earnings, downward earnings revisions or earnings warnings resulted in heavy selling. While earnings revisions are typically a by-product of a contracting economy, the almost constant barrage of negative reports overwhelmed investors who had grown accustomed to the unreasonably high market valuations of recent years.

      Moreover, new challenges emerged toward the end of the period, as the health of the Japanese banking system came increasingly under question. Investor concerns intensified when several Japanese banks were reported to be close to bankruptcy, while others faced regulatory pressures due to weakening capital reserves. Despite these and other unfavorable signs, a series of positive economic indicators materialized, causing us to remain cautiously optimistic.

Which of these indicators fueled your optimism?

We were encouraged by the efforts of the U.S. Federal Reserve to jump-start the flagging economy with a pair of interest rate cuts this past January, followed by a third cut in March. Although it can take anywhere from six months to a year for lower interest rates to stimulate the economy, these and future anticipated rate cuts could eventually provide a catalyst for higher corporate profits. In turn, profit growth has historically translated into higher stock prices.

4 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/01[3]

Class A
1-Year	5-Year	10-Year

–33.80%	18.43%	14.64%

Class B		Since
1-Year	5-Year	Inception

–33.68%	18.72%	18.77%

Class C		Since
1-Year	5-Year	Inception

–30.97%	18.93%	15.63%

      We were also encouraged by changing economic conditions in Europe, which include ongoing tax reform, the removal of trade barriers, declining unemployment rates and lower inflation. In fact, for the first time in recent years, European growth rates look set to exceed those of the United States in 2001.

In this difficult environment, where did you find promising opportunities?

We continued to identify attractive individual companies that, in our view, stand to benefit from key worldwide growth trends—including new technologies, mass affluence, restructuring and aging populations. These trends are so powerful that we expect them to propel economic growth for years to come. However, in maintaining our exposure to higher growth areas of the economy, such as technology and telecommunications, our returns suffered over the near term. Nonetheless, we remain long-term believers in our holdings, and have used lower stock prices to add to positions we favor.

      It is also important to point out that, while the Fund has emphasized stocks of U.S. companies, this is an outgrowth of our investment process, rather than a deliberate geographical strategy. We remain steadfast in looking at individual companies anywhere in the world, regardless of their location.2

What is your outlook for the Fund in the coming months?

Again, we remain cautiously optimistic. The United States is taking proactive steps to resuscitate its economy, while Europe shows signs of strength that could lead to better investment performance. Japan, although mired in ongoing political and

2. Investing in foreign securities entails additional expenses and risks, such as foreign currency fluctuations and foreign taxes. The Fund’s portfolio holdings, allocations and strategies are subject to change.
3. See Notes on page 7 for further details.

5 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

economic uncertainty, offers select opportunities in the areas of technology and consumer electronics. With that said, it’s times like these that fully validate the importance of diversification and taking a long-term approach to investing. Oppenheimer Global Growth & Income Fund provides a proven way to achieve those goals, making it an important part of The Right Way to Invest.

Top Ten Largest Country Holdings[4]

United States	47.2%

Great Britain	15.0

Japan	12.1

France	11.3

Germany	9.5

The Netherlands	3.8

Lebanon	0.6

Italy	0.3

Belgium	0.1

Canada	0.1

Top Ten Common Stock Holdings[5]

National Semiconductor Corp.	6.7%

QUALCOMM, Inc.	5.3

Sybase, Inc.	4.1

Coherent, Inc.	4.0

Eurotunnel SA	3.7

Wella AG, Preference, Non-Vtg	2.9

Toshiba Corp.	2.9

Porsche AG, Preference	2.8

Bayer AG	2.7

Boots Co. plc	2.7

4. Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on net assets.

6 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 10/22/90. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/10/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 2/1/01. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Financials

8 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS    March 31, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—92.5%

Basic Materials—2.7%

Chemicals—2.7%
Bayer AG	1,700,000	$72,344,793

Capital Goods—16.2%

Electrical Equipment—6.1%

Halma plc[1]	20,000,000	36,466,605

Murata Manufacturing Co. Ltd.	600,000	49,840,409

Toshiba Corp.	13,000,000	75,933,610

		162,240,624

Industrial Services—3.7%

Eurotunnel SA2	95,000,000	99,096,401

Manufacturing—6.4%

Alstom	1,000,000	27,536,600

Coherent, Inc.[1,2]	3,000,000	106,500,000

Safilo SpA	800,000	7,630,688

Societe BIC SA	700,000	27,140,568

		168,807,856

Consumer Cyclicals—22.1%

Autos & Housing—5.7%

Bayerische Motoren Werke (BMW) AG	800,000	24,447,904

Porsche AG, Preference	25,000	73,990,801

Rodamco Continental Europe NV	900,000	34,767,720

Solidere, GDR[2,3]	2,915,900	16,839,322

		150,045,747

Consumer Services—0.4%

Central Parking Corp.	506,300	9,214,660

Leisure & Entertainment—3.5%

Bass plc	6,000,000	58,858,380

Host Marriott Corp.	3,000,000	35,040,000

		93,898,380

Media—7.7%

Reed International plc	7,000,000	64,985,907

Telewest Communications plc[2]	13,000,000	21,162,005

Wiley (John) & Sons, Inc., Cl. A1	2,800,000	52,920,000

Wolters Kluwer NV	2,600,000	65,481,417

		204,549,329

9 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Market Value
	Shares	See Note 1

Retail: Specialty—3.7%

Boots Co. plc	8,000,000	$71,312,472

Circuit City Stores—Circuit City Group	2,500,000	26,500,000

		97,812,472

Textile/Apparel & Home Furnishings—1.1%

Hermes International SA4	220,000	28,588,560

Consumer Staples—13.0%

Beverages—2.2%

Allied Domecq plc	10,000,000	59,284,890

Broadcasting—2.6%

Sirius Satellite Radio, Inc.[1,2]	5,500,000	68,406,250

Food—1.3%

Hain Celestial Group, Inc.[2]	910,000	26,390,000

Thorntons plc[1]	6,265,000	6,858,352

		33,248,352

Food & Drug Retailers—0.5%

Whole Foods Market, Inc.[2]	300,000	12,637,500

Household Goods—6.4%

Reckitt Benckiser plc	3,999,800	51,064,911

Shiseido Co. Ltd.	4,000,000	39,610,597

Wella AG, Preference, Non-Vtg	2,000,000	77,438,401

		168,113,909

Energy—1.3%

Oil: Domestic—1.3%
Burlington Resources, Inc.	700,000	31,325,000

Electrofuel, Inc.[2]	750,000	3,024,578

		34,349,578

Financial—0.3%

Diversified Financial—0.3%

Edinburgh Fund Managers Group	900,000	7,266,451

Healthcare—10.5%

Healthcare/Drugs—10.5%

Alexion Pharmaceuticals, Inc.[1,2]	1,200,000	27,375,000

Banyu Pharmaceutical Co.	2,000,000	37,105,011

Delta & Pine Land Co.	1,000,000	24,100,000

Genset SA, Sponsored ADR[2]	1,000,000	4,062,500

Human Genome Sciences, Inc.[2]	1,360,000	62,560,000

Inhale Therapeutic Systems, Inc.[2]	2,000,000	42,750,000

Millennium Pharmaceuticals, Inc.[2]	800,000	24,368,000

Neurogen Corp.[1,2]	1,475,000	34,846,875

10 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

		Market Value
	Shares	See Note 1

Healthcare/Drugs Continued

Neurogen Corp.[1,2,5]	200,000	$4,488,750

Oxford GlycoSciences plc[2]	1,000,000	16,278,465

		277,934,601

Technology—26.4%

Computer Hardware—3.6%

SanDisk Corp.[2]	3,000,000	61,125,000

Three-Five Systems, Inc.[1,2]	2,800,000	34,160,000

		95,285,000

Computer Services—0.5%

Ushio, Inc.	1,000,000	14,490,903

Computer Software—4.2%

Lernout & Hauspie Speech Products NV2,6	2,000,000	3,680,000

Sybase, Inc.[1,2]	7,000,000	108,500,000

		112,180,000

Communications Equipment—6.0%

QUALCOMM, Inc.[2]	2,500,000	141,562,500

Toyo Communications Equipment Co. Ltd.[1]	3,000,000	16,781,041

		158,343,541

Electronics—11.2%

Hamamatsu Photonics K.K	800,000	29,237,153

JDS Uniphase Corp.[2]	2,000,000	36,875,000

Kyocera Corp.	600,000	54,532,397

National Semiconductor Corp.[2]	6,600,000	176,550,000

		297,194,550

Photography—0.9%

Polaroid Corp.[1]	5,500,000	23,430,000

Total Common Stocks (Cost $2,796,656,171)		2,448,764,347

	Units

Rights, Warrants and Certificates—0.0%

CD Radio, Inc. Wts., Exp. 5/15/095 (Cost $880,147)	18,000	279,000

11 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal	Market Value
	Amount	See Note 1

Foreign Government Obligations—4.1%

France (Government of) Gtd. Principal Strips, Obligations Assimilables du Tresor, Series AP23, Zero Coupon, 5.96%, 4/25/23[7] [EUR]	200,000,000	$51,698,530

France (Government of) Gtd. Principal Strips, Obligations Assimilables du Tresor, Series AP29, Zero Coupon, 5.76%, 4/25/29[7] [EUR]	300,000,000	57,459,559

Total Foreign Government Obligations (Cost $114,734,845)		109,158,089

Non-Convertible Corporate Bonds and Notes—0.4%

Sirius Satellite Radio, Inc., 14.50% Sr. Sec. Nts., 5/15/09[1] (Cost $14,586,553)	16,500,000	9,982,500

Repurchase Agreements—2.1%

Repurchase agreement with Banque Nationale De Paris (New York Branch), 5.28%, dated 3/30/01, to be repurchased at $56,279,752 on 4/2/01, collateralized by U.S. Treasury Bonds, 5.25%–10.75%, 8/15/05–2/15/29, with a value of $57,770,795 (Cost $56,255,000)	56,255,000	56,255,000

Total Investments, at Value (Cost $2,983,112,716)	99.1%	2,624,438,936

Other Assets Net of Liabilities	0.9	24,222,362

Net Assets	100.0%	$2,648,661,298

Footnotes to Statement of Investments
Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

EUR Euro

1. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of March 31, 2001, amounts to $520,732,873. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units/			Shares/Units/	Dividend/
	Principal	Gross	Gross	Principal	Interest
	September 30, 2000	Additions	Reductions	March 31, 2001	Income

Stocks and Warrants Alexion Pharmaceuticals, Inc.	—	1,200,000	—	1,200,000	$ —

Coherent, Inc.	2,580,100	419,900	—	3,000,000	—

Halma plc	20,000,000	—	—	20,000,000	532,879

Neurogen Corp.	1,475,000	—	—	1,475,000	—

Neurogen Corp.	200,000	—	—	200,000	—

Polaroid Corp.	1,800,000	3,700,000	—	5,500,000	825,000

Sirius Satellite Radio, Inc.	1,000,000	4,500,000	—	5,500,000	—

Sybase, Inc.	7,000,000	—	—	7,000,000	—

Thorntons plc	6,265,000	—	—	6,265,000	612,386

Three-Five Systems, Inc.	2,800,000	—	—	2,800,000	—

Toyo Communications Equipment Co. Ltd.	2,800,000	200,000	—	3,000,000	207,631

Wiley (John) & Sons, Inc., Cl. A	2,800,000	—	—	2,800,000	336,000

	2,513,896

Bonds and Notes

Sirius Satellite Radio, Inc., 14.50% Sr. Sec. Nts., 5/15/09	16,500,000	—	—	16,500,000	1,198,010

$3,711,906

12 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Footnotes to Statement of Investments Continued

2.	Non-income-producing security.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,839,322 or 0.64% of the Fund’s net assets as of March 31, 2001.

4.	A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.

5.	Identifies issues considered to be illiquid or restricted—See Note 6 of Notes to Financial Statements.

6.	The issuer has filed bankruptcy. This security is valued under guidelines established by the Board of Trustees and is considered illiquid.

7.	Zero coupon bond reflects the effective yield on the date of purchase.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification	Market Value	Percent

United States	$1,238,141,035	47.2%

Great Britain	393,538,439	15.0

Japan	317,531,120	12.1

France	295,582,718	11.3

Germany	248,221,898	9.5

The Netherlands	100,249,137	3.8

Lebanon	16,839,323	0.6

Italy	7,630,688	0.3

Belgium	3,680,000	0.1

Canada	3,024,578	0.1

Total	$2,624,438,936	100.0%

See accompanying Notes to Financial Statements.

13 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

March 31, 2001

Assets

Investments, at value—see accompanying statement:

Unaffiliated companies (cost $2,152,827,628)	$2,103,706,063

Affiliated companies (cost $830,285,088)	520,732,873

2,624,438,936

Unrealized appreciation on foreign currency contracts	12,725,462

Receivables and other assets:

Shares of beneficial interest sold	13,383,068

Dividends and interest	4,710,208

Other	294,681

Total assets	2,655,552,355

Liabilities

Bank overdraft	14,844

Payables and other liabilities:

Shares of beneficial interest redeemed	4,582,925

Distribution and service plan fees	1,619,547

Trustees’ compensation	312,258

Transfer and shareholder servicing agent fees	27,919

Other	333,564

Total liabilities	6,891,057

Net Assets	$2,648,661,298

Composition of Net Assets

Paid-in capital	$3,059,722,503

Undistributed net investment income	1,572,677

Accumulated net realized loss on investments and foreign currency transactions	(66,609,391)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(346,024,491)

Net Assets	$2,648,661,298

14 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,362,164,535 and 59,060,613 shares of beneficial interest outstanding)	$23.06

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$24.47

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $865,808,985 and 38,170,580 shares of beneficial interest outstanding)	$22.68

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $420,685,151 and 18,534,701 shares of beneficial interest outstanding)	$22.70

Class N Shares:

Net asset value, redemption price and offering price per share (based on net assets of $915 and 39.70 shares of beneficial interest outstanding)	$23.05

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,712 and 74.24 shares of beneficial interest outstanding)	$23.06

See accompanying Notes to Financial Statements.

15 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2001

Investment Income Dividends:

Unaffiliated companies (net of foreign withholding taxes of $983,693)	$13,938,582

Affiliated companies (net of foreign withholding taxes of $134,664)	2,513,896

Interest:

Unaffiliated companies	5,829,185

Affiliated companies	1,198,010

Total income	23,479,673

Expenses Management fees	10,502,646

Distribution and service plan fees:

Class A	1,618,415

Class B	4,857,877

Class C	2,376,834

Transfer and shareholder servicing agent fees:

Class A	866,276

Class B	553,447

Class C	270,717

Shareholder reports	533,860

Custodian fees and expenses	200,619

Other	184,358

Total expenses	21,965,049

Less expenses paid indirectly	(17,232)

Net expenses	21,947,817

Net Investment Income	1,531,856

Realized and Unrealized Loss Net realized loss on:

Investments	(41,351,890)

Foreign currency transactions	(18,124,666)

Net realized loss	(59,476,556)

Net change in unrealized depreciation on:

Investments	(602,912,475)

Translation of assets and liabilities denominated in foreign currencies	(27,346,528)

Net change	(630,259,003)

Net realized and unrealized loss	(689,735,559)

Net Decrease in Net Assets Resulting from Operations	$(688,203,703)

See accompanying Notes to Financial Statements.

16 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2001	Year Ended
	(Unaudited)	Sept. 30, 2000

Operations Net investment income	$1,531,856	$7,750,070

Net realized gain (loss)	(59,476,556)	94,384,350

Net change in unrealized appreciation (depreciation)	(630,259,003)	137,855,042

Net increase (decrease) in net assets resulting from operations	(688,203,703)	239,989,462

Dividends and/or Distributions to Shareholders Dividends from net investment income:

Class A	(2,889,939)	(7,835,342)

Class B	—	(3,084,311)

Class C	—	(1,772,302)

Class N	—	—

Class Y	—	—

Distributions from net realized gain:

Class A	(44,128,166)	(31,271,081)

Class B	(28,914,508)	(16,981,850)

Class C	(14,067,147)	(10,491,491)

Class N	—	—

Class Y	—	—

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions:

Class A	192,227,090	981,112,803

Class B	108,297,240	744,119,129

Class C	51,340,668	306,336,156

Class N	1,000	—

Class Y	2,108	—

Net Assets Total increase (decrease)	(426,335,357)	2,200,121,173

Beginning of period	3,074,996,655	874,875,482

End of period (including undistributed net investment income of $1,572,677 and $2,930,760, respectively)	$2,648,661,298	$3,074,996,655

See accompanying Notes to Financial Statements.

17 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

	Six months					Year
	Ended					Ended
	March 31, 2001					Sept. 30
Class A	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$30.02	$23.37	$16.03	$19.36	$15.62	$14.98

Income (loss) from investment operations:

Net investment income	.05	.11	.41	.29	.40	.47

Net realized and unrealized gain (loss)	(6.15)	8.19	9.64	(1.90)	5.12	1.40

Total income (loss) from investment operations	(6.10)	8.30	10.05	(1.61)	5.52	1.87

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.05)	(.33)	(.15)	(.63)	(.40)	(.40)

Dividends in excess of net investment income	—	—	—	(.02)	—	—

Distributions from net realized gain	(.81)	(1.32)	(2.56)	(1.07)	(1.38)	(.83)

Total dividends and/or distributions to shareholders	(.86)	(1.65)	(2.71)	(1.72)	(1.78)	(1.23)

Net asset value, end of period	$23.06	$30.02	$23.37	$16.03	$19.36	$15.62

Total Return, at Net Asset Value[1]	(20.77)%	36.54%	70.06%	(8.77)%	38.83%	13.28%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$1,362,165	$1,566,609	$482,481	$212,765	$181,716	$120,214

Average net assets (in thousands)	$1,519,377	$1,159,085	$309,772	$216,009	$141,582	$115,186

Ratios to average net assets:[2]

Net investment income	0.49%	0.72%	2.51%	1.62%	2.47%	2.65%

Expenses	1.10%	1.20%	1.33%	1.36%[3]	1.43%[3]	1.52%[3]

Portfolio turnover rate	27%	48%	98%	117%	91%	208%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

	Six Months					Year
	Ended					Ended
	March 31, 2001					Sept. 30,
Class B	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data Net asset value, beginning of period	$29.59	$23.15	$15.95	$19.27	$15.57	$14.72

Income (loss) from investment operations:

Net investment income (loss)	(.03)	(.02)	.29	.23	.30	.36

Net realized and unrealized gain (loss)	(6.07)	8.02	9.55	(1.96)	5.06	1.63

Total income (loss) from investment operations	(6.10)	8.00	9.84	(1.73)	5.36	1.99

Dividends and/or distributions to shareholders:

Dividends from net investment income	—	(.24)	(.08)	(.51)	(.28)	(.31)

Dividends in excess of net investment income	—	—	—	(.01)	—	—

Distributions from net realized gain	(.81)	(1.32)	(2.56)	(1.07)	(1.38)	(.83)

Total dividends and/or distributions to shareholders	(.81)	(1.56)	(2.64)	(1.59)	(1.66)	(1.14)

Net asset value, end of period	$22.68	$29.59	$23.15	$15.95	$19.27	$15.57

Total Return, at Net Asset Value[2]	(21.06)%	35.48%	68.80%	(9.42)%	37.69%	14.33%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$865,809	$1,013,614	$235,032	$81,866	$37,071	$8,131

Average net assets (in thousands)	$974,794	$711,304	$134,974	$63,012	$17,474	$3,815

Ratios to average net assets:[3]

Net investment income (loss)	(0.30)%	(0.05)%	1.76%	1.42%	1.77%	1.64%

Expenses	1.89%	1.97%	2.08%	2.11%[4]	2.15%[4]	2.28%[4]

Portfolio turnover rate	27%	48%	98%	117%	91%	208%

1. For the period from October 10, 1995 (inception of offering) to September 30, 1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months					Year
	Ended					Ended
	March 31, 2001					Sept. 30,
Class C	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$29.61	$23.15	$15.95	$19.26	$15.55	$14.92

Income (loss) from investment operations:

Net investment income (loss)	(.03)	(.07)	.29	.17	.28	.35

Net realized and unrealized gain (loss)	(6.07)	8.07	9.55	(1.91)	5.08	1.40

Total income (loss) from investment operations	(6.10)	8.00	9.84	(1.74)	5.36	1.75

Dividends and/or distributions to shareholders:

Dividends from net investment income	—	(.22)	(.08)	(.48)	(.27)	(.29)

Dividends in excess of net investment income	—	—	—	(.02)	—	—

Distributions from net realized gain	(.81)	(1.32)	(2.56)	(1.07)	(1.38)	(.83)

Total dividends and/or distributions to shareholders	(.81)	(1.54)	(2.64)	(1.57)	(1.65)	(1.12)

Net asset value, end of period	$22.70	$29.61	$23.15	$15.95	$19.26	$15.55

Total Return, at Net Asset Value[1]	(21.05)%	35.49%	68.79%	(9.43)%	37.74%	12.45%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$420,685	$494,774	$157,362	$70,822	$56,278	$35,706

Average net assets (in thousands)	$476,160	$377,158	$104,560	$65,502	$43,338	$31,371

Ratios to average net assets:[2]

Net investment income (loss)	(0.30)%	(0.05)%	1.76%	0.86%	1.71%	1.87%

Expenses	1.89%	1.98%	2.08%	2.12%[3]	2.18%[3]	2.28%[3]

Portfolio turnover rate	27%	48%	98%	117%	91%	208%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

	Class N	Class Y
	Period Ended	Period Ended
	March 31, 2001[1]	March 31, 2001[2]
	(Unaudited)	(Unaudited)

Per Share Operating Data

Net asset value, beginning of period	$25.19	$28.40

Income (loss) from investment operations:

Net investment income	.03	.03

Net realized and unrealized loss	(2.17)	(5.37)

Total loss from investment operations	(2.14)	(5.34)

Dividends and/or distributions to shareholders:

Dividends from net investment income	—	—

Dividends in excess of net investment income	—	—

Distributions from net realized gain	—	—

Total dividends and/or distributions to shareholders	—	—

Net asset value, end of period	$23.05	$23.06

Total Return, at Net Asset Value[3]	(8.50)%	(18.80)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1	$2

Average net assets (in thousands)	$1	$2

Ratios to average net assets:[4]

Net investment income	1.18%	0.62%

Expenses	0.77%	0.77%

Portfolio turnover rate	27%	27%

1. For the period from March 1, 2001 (inception of offering) to March 31, 2001.
2. For the period from February 1, 2001 (inception of offering) to March 31, 2001.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements

21 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

22 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 2001, a credit of $39,911 was made for the Fund’s projected benefit obligations and payments of $4,455 were made to retired trustees, resulting in an accumulated liability of $298,308 as of March 31, 2001.
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ

23 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued
from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $29,103 decrease to cost of securities and a corresponding $29,103 increase in net unrealized appreciation, based on securities held as of December 31, 2000.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

24 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2001[1]		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A

Sold	16,910,975	$452,791,191	48,249,256	$1,508,567,020

Dividends and/or distributions reinvested	1,568,748	43,030,806	1,338,610	35,178,235

Redeemed	(11,607,888)	(303,594,907)	(18,041,825)	(562,632,452)

Net increase	6,871,835	$192,227,090	31,546,041	$981,112,803

Class B

Sold	6,958,933	$186,164,973	27,033,503	$838,239,307

Dividends and/or distributions reinvested	943,139	25,502,483	726,294	18,934,489

Redeemed	(3,981,185)	(103,370,216)	(3,662,042)	(113,054,667)

Net increase	3,920,887	$108,297,240	24,097,755	$744,119,129

Class C

Sold	4,604,432	$120,381,425	11,521,419	$358,605,578

Dividends and/or distributions reinvested	433,620	11,733,760	441,189	11,506,213

Redeemed	(3,211,614)	(80,774,517)	(2,051,674)	(63,775,635)

Net increase	1,826,438	$51,340,668	9,910,934	$306,336,156

Class N

Sold	39.70	$1,000	—	$—

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	—	—	—	—

Net increase	39.70	$1,000	—	$--

Class Y

Sold	74.24	$2,108	—	$—

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	—	—	—	—

Net increase	74.24	$2,108	—	$--

1. For the six months ended March 31, 2001, for Class A, B and C shares, for the period from March 1, 2001 (inception of offering) to March 31, 2001, for Class N shares and for the period from February 1, 2001 (inception of offering) to March 31, 2001, for Class Y shares.

25 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2001, were $1,095,989,512 and $780,682,663, respectively.

4. Fees and Other Transactions with Affiliates.
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $1.5 billion, and 0.65% of average annual net assets in excess of $3.5 billion. The Fund’s management fee for the six months ended March 31, 2001, was an annualized rate of 0.71%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C	on Class N
	Sales Charges	Sales Charges	Shares	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by	Advanced by
Six Months Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]	Distributor[1]

March 31, 2001	$3,176,747	$777,468	$429,939	$6,175,405	$809,377	$—

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

	Class A	Class B	Class C	Class N
	Contingent	Contingent	Contingent	Contingent
	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2001	$12,007	$935,498	$82,708	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

26 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2001, payments under the Class A plan totaled $1,618,415 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $92,344 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The Class C plan allows the Distributor to be reimbursed for its services and costs in distributing Class C and servicing accounts.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2001, were as follows:

Distributor's
			Distributor's	Aggregate
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$4,857,877	$4,202,508	$26,210,721	3.03%

Class C Plan	2,376,834	1,085,368	4,397,229	1.05

Class N Plan	—	—	—	—

27 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of March 31, 2001, the Fund had outstanding foreign currency contracts as follows:

		Contract	Valuation as of	Unrealized
Contract Description	Expiration Date	Amount (000s)	March 31, 2001	Appreciation

Contracts to Sell Japanese Yen (JPY)	8/9/01	JPY20,000,000	$162,318,160	$12,725,462

6. Illiquid or Restricted Securities
As of March 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of March 31, 2001, was $4,767,750, which represents 0.18% of the Fund’s net assets, of which $4,488,750 is considered restricted. Information concerning restricted securities is as follows:

			Valuation
	Acquisition	Cost	Per Unit as of	Unrealized
Security	Date	Per Unit	March 31, 2001	Depreciation

Stocks and Warrants

Neurogen Corp.	6/26/00	$25.00	$22.44	$511,250

28 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the six months ended or at March 31, 2001.

29 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

OPPENHEIMER GLOBAL GROWTH & INCOME FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees

Donald W. Spiro, Vice Chairman of the Board of Trustees

Bridget A. Macaskill, Trustee and President

Robert G. Galli, Trustee

Phillip A. Griffiths, Trustee

Benjamin Lipstein, Trustee

Elizabeth B. Moynihan, Trustee

Kenneth A. Randall, Trustee

Edward V. Regan, Trustee

Russell S. Reynolds, Jr., Trustee

Clayton K. Yeutter, Trustee

Frank Jennings, Vice President

Andrew J. Donohue, Secretary

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services

Servicing Agent

Custodian of	The Bank of New York

Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Global Growth & Income Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203

(C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

30 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

OPPENHEIMERFUNDS FAMILY

Global Equity	Developing Markets Fund	Global Fund

	International Small Company Fund	Quest Global Value Fund

	Europe Fund	Global Growth & Income Fund

International Growth Fund

Equity	Stock	Stock & Bond

	Emerging Technologies Fund	Main Street(R) Growth & Income Fund

	Emerging Growth Fund	Quest Opportunity Value Fund

	Enterprise Fund	Total Return Fund

	Discovery Fund	Quest Balanced Value Fund

	Main Street(R) Small Cap Fund	Capital Income Fund

	Small Cap Value Fund[1]	Multiple Strategies Fund

	MidCap Fund	Disciplined Allocation Fund

	Main Street(R) Opportunity Fund	Convertible Securities Fund

	Growth Fund	Specialty

	Capital Appreciation Fund	Real Asset Fund(R)

	Large Cap Growth Fund	Gold & Special Minerals Fund

Value Fund[2]

Quest Capital Value Fund

Quest Value Fund

Trinity Growth Fund

Trinity Core Fund

Trinity Value Fund

Income	Taxable	Municipal

	International Bond Fund	California Municipal Fund[4]

	High Yield Fund	Florida Municipal Fund[4]

	Champion Income Fund	New Jersey Municipal Fund[4]

	Strategic Income Fund	New York Municipal Fund[4]

	Bond Fund	Pennsylvania Municipal Fund[4]

	Senior Floating Rate Fund	Municipal Bond Fund

	U.S. Government Trust	Intermediate Municipal Fund

Limited-Term Government Fund

Capital Preservation Fund[3]

Rochester Division

Rochester Fund Municipals

Limited Term New York Municipal Fund

Select Managers	Stock	Stock & Bond

	Mercury Advisors Focus Growth Fund	QM Active Balanced Fund[3]

Gartmore Millennium Growth Fund

Jennison Growth Fund

Salomon Brothers Capital Fund

Mercury Advisors S&P 500(R) Index Fund[3]

Money Market[5]	Money Market Fund	Cash Reserves

1. The Fund’s name was changed from “Oppenheimer Quest Small Cap FundSM” on 3/1/01.
2. The Fund’s name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

31 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

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INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website— we’re here to help.

Internet
24-hr access to account information and transactions2
www.oppenheimerfunds.com

General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET    1.800.843.4461

OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.

Ticker Symbols	Class A: OPGIX	Class B: OGGIX	Class C: OGICX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times this website may be inaccessible or its transaction feature may be unavailable.